                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                -----------
                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                                -----------

      Date of Report (Date of earliest event reported): MAY 26, 1995

                               CHATTEM, INC.
           ------------------------------------------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      TENNESSEE                    0-5905               62-0156300
- ------------------------    ---------------------   -------------------
(STATE OF INCORPORATION)    (COMMISSION FILE NO.)     (IRS EMPLOYER
                                                     IDENTIFICATION NO.)


            1715 WEST 38TH STREET, CHATTANOOGA, TENNESSEE 37409
        ------------------------------------------------------------
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (615) 821-4571
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                             Exhibit Index at Page 9
                               Page 1 or 10 Pages

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On May 26, 1995, Chattem, Inc. (the "Company") completed the previously reported sale of the Company's specialty chemicals division to Chattem Chemicals, Inc., a wholly-owned subsidiary of Elcat, Inc. (the "Parent"). The Company received $25,000,000 from the sale of the specialty chemicals division, consisting of $20,000,000 in cash and $5,000,000 of 13.125% convertible preferred stock of the Parent. The cash proceeds plus an estimated net working capital adjustment of $465,000 less transaction costs and fees of $575,000 will be used to repay $8,000,000 of the Company's 12.75% Senior Subordinated Notes due 2004 and reduce its bank term loan by $4,000,000. The Company will recognize a gain of approximately $9,900,000 from the sale and an extraordinary charge (after taxes) of approximately $370,000 relating to the early extinguishment of debt.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Not Applicable.
        (b) Pro Forma Financial Information. See page 3 through 7 hereof.
        (c) Exhibits. See the Exhibit Index on page 9 hereof.




                               Page 2 of 10 Pages
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                                  CHATTEM, INC.

                     PRO FORMA CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma condensed statements of operations for the year ended November 30, 1994 and for the three month period ended February 28, 1995, give effect to the sale of the Company's specialty chemical division as if such transaction had taken place on December 1, 1993. The following unaudited pro forma combined balance sheet as of February 28, 1995 gives effect to this sale as if such transaction had taken place on February 28, 1995. The sale of the Company's specialty chemical division was consummated on May 26, 1995. The Company received $25,000,000 from the sale, consisting of $20,000,000 in cash and $5,000,000 of 13.125% convertible preferred stock of Elcat, Inc.

The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor, is it indicative of the Company's future results.



                               Page 3 of 10 Pages

                                 CHATTEM, INC.

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED NOVEMBER 30, 1994
                    (In thousands, except per share amounts)


                                                                 Pro forma         As
                                                 Historical     Adjustments     Adjusted
                                                 ----------     -----------     --------
NET SALES                                         $107,956      $(13,586)(a)     $94,370
                                                 ---------------------------------------
COSTS AND EXPENSES:
   Cost of sales                                    37,175        (8,679)(a)      28,496
   Advertising and promotion                        33,346           (10)(a)      33,336
   Selling, general and administrative              21,244        (1,804)(a)      19,440
   Nonrecurring and unusual charges                    559            --             559
                                                 ---------------------------------------
      Total costs and expenses                      92,324       (10,493)         81,831
                                                 ---------------------------------------
INCOME FROM OPERATIONS                              15,632        (3,093)         12,539

OTHER INCOME (EXPENSE):
   Interest expense                                (10,112)        1,151 (b)      (8,961)
   Investment income (loss)                            186            --             186
   Other income (expense), net                         (74)          656 (c)         582
                                                ---------------------------------------
   Total other income (expense)                    (10,000)        1,807          (8,193)
                                                 ---------------------------------------

INCOME BEFORE INCOME TAXES, EXTRAORDINARY LOSS       5,632        (1,286)          4,346

PROVISION FOR INCOME TAXES                           2,022          (627)(d)       1,395
                                                 ---------------------------------------

INCOME BEFORE EXTRAORDINARY LOSS                     3,610          (659)          2,951

EXTRAORDINARY LOSS ON EARLY EXTINGUISHMENT
  OF DEBT, NET                                      (1,556)           --          (1,556)
                                                 ---------------------------------------
NET INCOME                                         $ 2,054        $ (659)        $ 1,395 (e)
                                                 ---------------------------------------
                                                 ---------------------------------------
NET INCOME PER COMMON SHARE:
   Before extraordinary loss                       $  0.50                       $  0.40
   Extraordinary loss                                (0.21)                        (0.21)
                                                   -------                       -------
      Net income per common share                  $  0.29                       $  0.19 (e)
                                                   -------                       -------
                                                   -------                       -------
WEIGHTED AVERAGE NUMBER OF COMMON AND COMMON
  EQUIVALENT SHARES OUTSTANDING                      7,292                         7,292
                                                   -------                       -------
                                                   -------                       -------

(a) Reflects the elimination of the historical revenues and expenses directly attributable to the chemicals division which will be reported as a discontinued operation.

(b) Reflects the approximate reduction in interest expense from the use of proceeds from the sale to reduce outstanding debt.

(c) Reflects the dividend income from the $5,000 13.125% cumulative convertible preferred stock received from the sale.

(d) Reflects the income tax effect related to the pro forma adjustments.

(e) Excludes gain on sale of the division of approximately $9,900 and related loss on the early extinguishment of debt of $370 net of tax.


                               Page 4 of 10 Pages

                                 CHATTEM, INC.

                     PRO FORMA CONDENSED BALANCE SHEET

                               FEBRUARY 28, 1995
                                 (In thousands)

                                                                 Pro forma         As
                                                 Historical     Adjustments     Adjusted
                                                 ---------------------------------------
CURRENT ASSETS:
   Cash and cash equivalents                     $  1,963        $              $  1,963
   Accounts receivable, net                        18,875          (2,224)(a)     16,651
   Refundable and deferred income taxes               853             --             853
   Inventories                                      7,443            (895)(a)      6,548
   Prepaid expenses and other current assets        1,541             --           1,541
                                                 ---------------------------------------
      Total current assets                         30,675          (3,119)        27,556
                                                 ---------------------------------------
PROPERTY, PLANT AND EQUIPMENT, NET                 11,744          (3,223)(a)      8,521
                                                 ---------------------------------------

OTHER NONCURRENT ASSETS:
   Patents, trademarks and other purchased product
      rights, net                                  31,884             --          31,884
   Debt issuance costs, net                         3,665            (481)(b)      3,184
   Deferred income tax benefit                      1,831             --           1,831
   Other                                            4,287           5,000 (c)      9,287
                                                 ---------------------------------------
Total other noncurrent assets                      41,667           4,519         46,186
                                                 ---------------------------------------
TOTAL ASSETS                                      $84,086         $(1,823)       $82,263
                                                 ---------------------------------------
                                                 ---------------------------------------
CURRENT LIABILITIES:
   Current maturities of long-term debt           $ 2,500         $(1,200)(d)    $ 1,300
   Accounts payable                                 4,478            (391)(a)      4,087
   Accrued advertising and promotion                1,717              --          1,717
   Other accrued liabilities                        6,079           2,925 (e)      9,004
                                                     --             6,000 (f)      5,000 (f)
                                                 ---------------------------------------
      Total current liabilities                    14,774           7,334         22,108
                                                 ---------------------------------------

LONG-TERM DEBT, LESS CURRENT MATURITIES            97,911         (19,887)(g)     78,024
                                                     --             1,200 (d)      1,200

ACCRUED POSTRETIREMENT HEALTH CARE BENEFITS         1,324              --          1,324

SHAREHOLDERS' DEFICIT:
   Common stock, without par value, at
      stated value                                  1,519              --           1,519
   Paid-in surplus                                 51,797              --          51,797
   Accumulated deficit                            (81,611)          9,530 (h)     (72,081)
   Foreign currency translation adjustment         (1,628)             --          (1,628)
                                                 ---------------------------------------
   Total shareholders' deficit                   (29,923)           9,530         (20,393)
                                                 ---------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT      $84,086          $(1,631)        $82,763
                                                 ---------------------------------------
                                                 ---------------------------------------

(a) To reflect the elimination of receivables, inventory, equipment and payables included in the sale of the chemicals division.

(b) To reflect the gross amount associated with the early extinguishment of debt.


                               Page 5 of 10 Pages

(c) To reflect the preferred shares received by the Company.

(d) As a result of the transaction the Company received an amendment to its bank loan agreement that adjusted the amortization schedule of the remaining term debt.

(e) To reflect the costs associated with the transfer of assets, production facilities and employees.

(f) To reflect the tax effect of the pro forma adjustments.

(g) To reflect the application of the net cash proceeds to reduce the Company's term loan, revolver and senior subordinated notes by $4,000 $7,999 and $7,889, respectively.

(h) To reflect the approximate gain on the sale of the chemicals division and the loss on the early extinguishment of debt.





                               Page 6 of 10 Pages

                                     CHATTEM, INC.

                     PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                  FOR THE THREE-MONTH PERIOD ENDED FEBRUARY 28, 1995
                       (In thousands, except per share amounts)


                                                        Pro forma            As
                                          Historical   Adjustments       Adjusted
                                          ----------   -----------       --------

NET SALES...............................   $ 22,719     $(3,347)(a)       $19,372
                                          ---------    ------------      --------
COSTS AND EXPENSES:
 Cost of sales..........................      8,376      (2,148)(a)         6,228
 Advertising and promotion..............      7,420          (4)(a)         7,416
 Selling, general and administrative....      4,304        (436)(a)         3,868
                                          ---------    ------------      --------
    Total costs and expenses............     20,100      (2,588)           17,512
                                          ---------    ------------      --------
INCOME FROM OPERATIONS..................      2,619        (759)            1,860

OTHER INCOME (EXPENSE):
 Interest expense.......................     (3,060)        351 (b)        (2,709)
 Investment income (loss)...............         33         -                  33
 Other income (expense), net............        -           164 (c)           164
                                          ---------     -----------       -------
    Total other income (expense)........     (3,027)        515            (2,512)
                                          ---------     -----------       -------
INCOME (LOSS) BEFORE INCOME TAXES.......       (408)       (244)             (652)

PROVISION FOR (BENEFIT FROM) INCOME
 TAXES..................................       (155)       (136)(d)          (291)
                                          ---------     -----------       -------
NET INCOME (LOSS)                         $    (253)     $ (108)          $  (361)(e)
                                          ---------     -----------       -------
                                          ---------     -----------       -------
NET INCOME (LOSS) PER COMMON SHARE:.....     $(0.03)                       $(0.05)(e)
                                          ---------                       -------
                                          ---------                       -------
WEIGHTED AVERAGE NUMBER OF COMMON AND
 COMMON EQUIVALENT SHARES OUTSTANDING...      7,292                         7,292
                                          ---------                       -------
                                          ---------                       -------


(a) Reflects the elimination of the historical revenues and expenses directly attributable to the chemicals division which will be reported as a discontinued operation.

(b) Reflects the approximate reduction in interest expense from the use of proceeds from the sale to reduce outstanding debt.

(c) Reflects the dividend income from the $5,000 13.125% cumulative convertible preferred stock received from the sale.

(d) Reflects the income tax effect related to the pro forma adjustments.

(e) Excludes gain or sale of the division of approximately $9,900 and related loss on the early extinguishment of debt of $370 net of tax.





                               Page 7 of 10 Pages

                                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 12, 1995                                 CHATTEM, INC.


                                              By: /s/ Robert E. Bosworth
                                                  ----------------------------
                                                  Robert E. Bosworth,
                                                  Executive Vice President
                                                   and Chief Financial Officer







                               Page 8 of 10 Pages

                                      EXHIBIT INDEX



Exhibit No.                      Description                       Page No.
- ----------                       -----------                       --------


   28.1               Press Release dated May 30, 1995                10







                               Page 9 of 10 Pages